UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2008

GENEREX BIOTECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-25169	98-0178636
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification
Incorporation)		Number)

33 Harbour Square, Suite 202, Toronto, Ontario Canada		M5J 2G2
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
On March 10, 2008, Peter G. Amanatides notified Generex Biotechnology Corporation (the “Company”) of his intention not to stand for re-election as a director at the Company’s annual meeting of the stockholders, currently scheduled for May 27, 2008 (the “Annual Meeting”).

On March 10, 2008, Dr. Gerald Bernstein notified the Company of his intention not to stand for re-election as a director at the Company’s Annual Meeting in order that a majority of the Board of Directors will continue to consist of independent directors following the Annual Meeting. Dr. Bernstein will continue to serve as the Company’s Vice President, Medical Affairs.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION

Date: March 14, 2008	By:	/s/ Rose C. Perri
Chief Operating Officer and
Chief Financial Officer (principal financial officer)